Exhibit 99.1

News Release

Endo Announces Retirement of Chief Legal Officer

DUBLIN, Jan. 5, 2015 /PRNewswire/ — Endo International plc (NASDAQ: ENDP) (TSX: ENL) announced today that Caroline B. Manogue, Executive Vice President, Chief Legal Officer has advised the company that she intends to retire from the Company on July 1, 2015. Endo has retained a leading executive search firm to assist in identifying a successor. Ms. Manogue will continue to serve in her role during the search process and through a transition period once her successor has been named.

“Caroline has been an integral member of Endo’s executive leadership team since 2000. Her contributions have helped shape our growth strategy and supported our transformation into a global specialty healthcare company that is improving lives while creating value for those who invest in us,” commented Rajiv De Silva, Endo’s President and Chief Executive Officer. “Caroline has been instrumental in guiding us through a number of complicated corporate, intellectual property, regulatory and litigation matters. I have valued her counsel and am honored to have worked closely with her during my tenure here at Endo. She will surely be missed by many. We thank her for her years of exemplary leadership and significant contributions, and we wish her well as she enjoys her retirement.”

“I am proud to have contributed to the growth and success of Endo over the past 15 years,” commented Caroline Manogue, Endo’s Executive Vice President and Chief Legal Officer. “Helping to build the Company into the global specialty healthcare company it is today has been a truly incredible and gratifying experience. I believe that Endo is well positioned for continued growth and success. I would like to thank Rajiv and the Board for their support of my decision to retire.”

About Endo International plc

Endo International plc is a global specialty healthcare company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets, and distributes quality branded pharmaceutical, generic pharmaceutical, over the counter medications and medical device products through its operating companies. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in Endo’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause Endo’s actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

SOURCE Endo International plc

Investors/Media: Blaine Davis, +353-1-268-2001, (484) 216-7158; Investors: Jonathan Neely, (484) 216-6645; Media: Heather Zoumas Lubeski, (484) 216-6829

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding Endo International plc—PR’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report or Form 10-K for the most recently ended fiscal year.